WACHOVIA BANK, NATIONAL ASSOCIATION
c/o Wachovia Bank, National Association,
Commercial Real Estate Services
8739 Research Drive URP 4, NC 1075
Charlotte, North Carolina 28262
September 28, 2007
GERA ABRAMS CENTRE LLC AND
GERA 6400 SHAFER LLC
c/o Grubb & Ellis Realty Advisors
500 West Monroe, Suite 2800
Chicago, Illinois 60661

Re:	$42,500,000 loan from Wachovia Bank, National Association (“Lender”) to GERA Abrams Centre LLC (“Abrams Borrower”) and GERA 6400 Shafer LLC (“Shafer Borrower”) (“Loan”)
Ladies and Gentlemen:
     Reference is hereby made to that certain Promissory Note dated June 15, 2007 in favor of Lender in the original principal amount of $42,500,000 (the “Note”) secured by that certain Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing dated June 15, 2007 by and among Lender, Abrams Borrower and Rebecca S. Conrad, as the Trustee for the benefit of Lender, as amended and modified by that certain Modification Agreement dated as of June 15, 2007 (collectively, the “Deed of Trust”), and that certain Mortgage, Security Agreement, Assignment of Rents and Fixture Filing dated June 15, 2007 by and between Lender and Shafer Borrower, as amended and modified by that certain Modification Agreement dated as of June 15, 2007 (collectively, the “Mortgage”).
     Abrams Borrower, Shafer Borrower and Lender hereby acknowledge and agree that the definition of “Libor Margin” in the Note executed at the closing of the Loan was, by mutual mistake due to a scrivener’s error, incorrectly defined as “one hundred seventy (170) basis points per annum” and should have been defined as “two hundred fifty (250) basis points per annum”. Abrams Borrower, Shafer Borrower and Lender corrected this mistake by inserting a corrected slip page into the Note. Attached hereto as Exhibit A is a true, accurate and complete copy of the Note with the corrected definition of Libor Margin.
     Please acknowledge your agreement to the foregoing by executing a copy of this Letter Agreement and delivering an original to Lender at the addresses noted above. This Letter Agreement may be executed in any number of counterparts which, when taken together shall constitute one and the same instrument.

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Robert Rosenberg

Name:	Robert Rosenberg

Title:	Managing Director

(signatures continue on following page)

ACKNOWLEDGED AND AGREED this 28th
day of September, 2007
GERA ABRAMS CENTRE LLC, a
Delaware limited liability company

By:	/s/ Richard W. Pehlke

Name:	Richard W. Pehlke
Title:	Executive Vice President
GERA Abrams Centre LLC
c/o Grubb & Ellis Realty Advisors
500 West Monroe, Suite 2800
Chicago, Illinois 60661
ACKNOWLEDGED AND AGREED this 28th
day of September, 2007
GERA 6400 SHAFER LLC, a
Delaware limited liability company

By:	/s/ Richard W. Pehlke

Name:	Richard W. Pehlke
Title:	Executive Vice President
GERA 6400 Shafer LLC
c/o Grubb & Ellis Realty Advisors
500 West Monroe, Suite 2800
Chicago, Illinois 60661